UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2026

CARLYLE CREDIT SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01248	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

On September 8, 2026, the Board of Directors (the “Board”) of Carlyle Credit Solutions, Inc. (the “Company”) approved the reorganization (the “Reorganization”) of the Company from a Maryland corporation into a Delaware statutory trust, subject to Company stockholder approval. To effectuate the Reorganization, the Board approved the merger of the Company with and into New Carlyle Credit Solutions (the “Successor Fund”), a newly organized Delaware statutory trust that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), dated as of September 8, 2026, among the Company, the Successor Fund and, for the limited purposes set forth therein, Carlyle Global Credit Investment Management L.L.C., the investment adviser to the Company (the “Adviser”). The Reorganization Agreement and the consummation of the transactions contemplated thereby, including the Reorganization, have been approved by the Board of the Company and the Board of Trustees of the Successor Fund. The Adviser will serve as the investment adviser to the Successor Fund following the Reorganization. The description of the Reorganization Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Reorganization Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

Following the completion of the Reorganization, the Successor Fund intends to change its name to Carlyle Credit Solutions. Management of the Company and the Board believe that reorganizing the Company into a Delaware statutory trust will be in the best interest of the Company’s stockholders. Subject to Company stockholder approval and completion of the Reorganization, Company stockholders will hold shares of beneficial interest in a Delaware statutory trust that has elected to be regulated as a business development company under the 1940 Act. The Successor Fund will have the same investment objective, investment strategies, investment adviser, management team and portfolio as the Company.

In the Reorganization, stockholders of the Company will receive Successor Fund common shares having an aggregate net asset value equal to the aggregate net asset value of the shares such stockholder held in the Company immediately prior to the effectiveness of the Reorganization as determined pursuant to the Reorganization Agreement. Because the Successor Fund will have no assets or operations prior to the closing of the Reorganization (the “Closing Date”), it is expected that stockholders of the Company will receive one share of the Successor Fund of the same class for each share of the Company of the same class held as of the Closing Date (and a fractional share of the Successor Fund of the same class for each fractional share of the Company of the same class held).

Completion of the Reorganization is subject to various customary conditions, including approval of the Reorganization Agreement by the Company’s stockholders. Stockholders of the Company will be asked to vote on the Reorganization at a special meeting of stockholders expected to take place later this year at a time to be determined by the Board or a committee thereof. A joint proxy statement/prospectus containing information about the special meeting of stockholders and the Reorganization is expected to be provided to each Company stockholder of record as of the record date for the special meeting, which date will be determined by the Board or a committee thereof.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss the Company’s and the Successor Fund’s plans, strategies, prospects and expectations concerning the Reorganization, their business, operating results, financial condition and other similar matters.

Factors that could cause actual results to differ materially from those projected in these forward-looking statements include, but are not limited to, the ability of the Company and the Successor Fund to complete the Reorganization, the timing or likelihood of the Reorganization closing, the risk that stockholder approval is not obtained, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those identified in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and any subsequent periodic reports, as well as “Risk Factors” in the Joint Proxy Statement/Prospectus (as defined below). You should not place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Reorganization, the Successor Fund has filed with the SEC a registration statement on Form N-14 (as amended, the “Registration Statement”) that includes a joint proxy statement of the Company and prospectus of the Successor Fund (the “Joint Proxy Statement/Prospectus”). The Joint Proxy Statement/Prospectus serves as the proxy statement for the special meeting of the Company’s stockholders and as a prospectus of the Successor Fund in connection with the issuance of Successor Fund common shares in the Reorganization. The Registration Statement contains important information about the Company, the Successor Fund, the Reorganization and related matters. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE SUCCESSOR FUND, THE REORGANIZATION AND RELATED MATTERS.

Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

The Company, its directors, certain of its executive officers and certain employees and officers of the Adviser and its affiliates may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Reorganization. Information about the directors and executive officers of the Company is set forth in its Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Reorganization will be contained in the Joint Proxy Statement/Prospectus included in the Registration Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report on Form 8-K is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in the Company, the Successor Fund, or in any fund or other investment vehicle managed by the Adviser or any of its affiliates.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization among Carlyle Credit Solutions, Inc., New Carlyle Credit Solutions, and (for the limited purposes set forth therein) Carlyle Global Credit Investment Management L.L.C., dated as of September 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions, Inc.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary

Date: September 8, 2026